UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Global Equity Absolute Return Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East
52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2023

Date of reporting period: 09/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•  BlackRock Global Equity Absolute Return Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of September 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is proving more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(20.20)%	(15.47)%

U.S. small cap equities (Russell 2000® Index)	(19.01)	(23.50)

International equities (MSCI Europe, Australasia, Far East Index)	(22.51)	(25.13)

Emerging market equities (MSCI Emerging Markets Index)	(21.70)	(28.11)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.58	0.63

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.81)	(16.20)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.22)	(14.60)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(6.30)	(11.50)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(10.42)	(14.15)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2022	BlackRock Global Equity Absolute Return Fund

Investment Objective

BlackRock Global Equity Absolute Return Fund’s (the “Fund”) investment objective is to seek total return over the long-term.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2022, the Fund underperformed its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

The Fund’s long book generated negative returns during the period. Stock selection within the industrials and information technology (“IT”) sectors were the top detractors from performance. At the individual stock level, the main detractors from performance were all long positions. Shares of Japanese entertainment company Sony Group Corp. detracted as the shares de-rated alongside tech and media peers, while the weak Yean also contributed. Comcast Corp., the largest telecommunications (“telecom”) conglomerate in the United States, saw substantial declines in the face of continued weak subscriber growth. Lastly, Japan’s Recruit Holdings Inc. proved vulnerable in a market environment in which investors sold off growth equities, given its exposure to online recruitment specialist Indeed and its other online properties. Recruit’s shares suffered in the broad-based market rotation despite having exceptionally strong fundamental business prospects.

Conversely, the Fund’s short book delivered positive returns during the period. Index shorts and stock selection within real estate were the top contributors to performance. The main contributors to performance among individual stocks were all short positions. The top contributor was a short position in a German healthcare company, which cut its 2022 earnings guidance due to labor shortages and worsening macroeconomic conditions. The second contributor was a short position in a US-based multinational IT company, which reduced its outlook for third-quarter revenue. Lastly, the third contributor was a short position in a Spanish multinational telecom company that faces shrinking margins due to its energy exposure and highly leveraged financial profile.

As part of its long-short strategy, the Fund held positions in various derivatives, including swaps, futures contracts, and currency forwards, which contributed to performance. In addition, the Fund held an elevated cash position, which contributed to absolute performance during the period.

Describe recent portfolio activity.

The Fund took action early in the period given ongoing market volatility, gradually reducing the overall risk of the portfolio in consideration of downside risks from macroeconomic uncertainty and shrinking earnings. The net position of the Fund went from +14% to -8%. The Fund also cut its gross exposure materially, moving from 171% to below 130%. This move reflected continued concerns that macroeconomic drivers would outweigh company fundamentals.

Describe portfolio positioning at period end.

The Fund closed the period with gross exposure at 128.7% and net exposure at -7.7%. The largest net sector exposures were within healthcare, IT, and industrials. By contrast, the Fund had negative net exposure to the consumer discretionary, financial, and communication services sectors. From a regional perspective, the Fund’s largest net allocation was to Europe ex. U.K., while the Fund maintained negative exposure to the United States.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2022	BlackRock Global Equity Absolute Return Fund

Performance

		Total Returns(a)(b)

		Since Inception (c)

	6-Month Total Returns	Without Sales Charge	With Sales Charge

Institutional	(7.15)%	(14.77)%	N/A
Investor A	(7.33)	(14.93)	(19.40)%
Class K	(7.15)	(14.76)	N/A
ICE BofA 3-Month U.S. Treasury Bill Index(d)	0.58	0.63	N/A

(a)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and derivatives with similar economic characteristics.

(b)

Assuming maximum sales charges, if any. Annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(c)	The Fund commenced operations on December 21, 2021.
(d)	An unmanaged index that measures returns of 3-month Treasury Bills.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 928.50	$ 9.43		$ 1,000.00	$ 1,015.29	$ 9.85		1.95%
Investor A	1,000.00	926.70	10.62		1,000.00	1,014.04	11.11		2.20
Class K	1,000.00	928.50	9.19		1,000.00	1,015.54	9.60		1.90

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Roche Holding AG	2.8%
Sony Group Corp.	2.5
Novo Nordisk A/S, Class B	2.5
Recruit Holdings Co. Ltd.	2.3
ASML Holding NV	2.1
Daiichi Sankyo Co. Ltd.	2.1
Thermo Fisher Scientific, Inc.	2.0
Koninklijke DSM NV	1.9
Infineon Technologies AG	1.9
WillScot Mobile Mini Holdings Corp.	1.8

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

United States	58.5%
Japan	6.9
Denmark	5.2
Netherlands	4.0
Switzerland	3.1
Germany	3.0
Canada	2.9
China	2.8
Italy	2.4
Sweden	1.7
France	1.5
Other (each representing less than 1%)	1.6
Other Assets Less Liabilities	6.4

(a)	Excludes short-term securities.

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2022	BlackRock Global Equity Absolute Return Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 2.9%
Canadian National Railway Co.	987	$106,592
Suncor Energy, Inc.	5,186	146,042

		252,634

China — 2.8%
Tencent Holdings Ltd.	4,400	148,616
Yum China Holdings, Inc.	1,900	90,180

		238,796

Denmark — 5.2%
Ascendis Pharma A/S, ADR(a)	1,230	127,010
Novo Nordisk A/S, Class B	2,138	212,983
Vestas Wind Systems A/S	6,101	112,337

		452,330

France — 1.5%
Kering SA	301	133,508

Germany — 3.0%
Infineon Technologies AG	7,533	164,853
MTU Aero Engines AG	638	95,352

		260,205

Iceland — 0.7%
Marel HF(b)	20,047	60,906

Italy — 2.4%
Intesa Sanpaolo SpA	64,428	106,501
UniCredit SpA	9,528	96,462

		202,963

Japan — 6.9%
Daiichi Sankyo Co. Ltd.	6,400	178,886
Recruit Holdings Co. Ltd.	6,800	195,878
Sony Group Corp.	3,400	219,009

		593,773

Netherlands — 4.0%
ASML Holding NV	439	181,869
Koninklijke DSM NV	1,470	167,272

		349,141

Spain — 0.9%
Industria de Diseno Textil SA	3,797	78,357

Sweden — 1.7%
Epiroc AB, Class A	9,949	142,325

Security	Shares	Value

Switzerland — 3.1%
Lonza Group AG, Registered Shares	50	$24,345
Roche Holding AG	744	242,196

		266,541

United States — 18.0%
Adobe, Inc.(a)	302	83,110
Align Technology, Inc.(a)	426	88,229
Baker Hughes Co.	6,445	135,087
Charles Schwab Corp.	1,194	85,813
Chart Industries, Inc.(a)	775	142,871
Comcast Corp., Class A	4,443	130,313
Equinix, Inc.	219	124,576
Freeport-McMoRan, Inc.	2,309	63,105
GXO Logistics, Inc.(a)	2,580	90,455
Intuitive Surgical, Inc.(a)	337	63,167
Live Nation Entertainment, Inc.(a)	1,019	77,485
PayPal Holdings, Inc.(a)	1,153	99,239
ROBLOX Corp., Class A(a)	1,105	39,603
Thermo Fisher Scientific, Inc.	334	169,402
WillScot Mobile Mini Holdings Corp.(a)	3,885	156,682

		1,549,137

Total Long-Term Investments — 53.1% (Cost: $6,114,578)		4,580,616

Short-Term Securities(c)(d)

Money Market Funds — 40.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.79%	3,491,961	3,491,961

Total Short-Term Securities — 40.5% (Cost: $3,491,961)		3,491,961

Total Investments — 93.6% (Cost: $9,606,539)		8,072,577

Other Assets Less Liabilities — 6.4%		554,002

Net Assets — 100.0%		$8,626,579

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Global Equity Absolute Return Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended September 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/22	Shares Held at 09/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,502,087	$1,989,874	(a)	$—		$—	$—	$3,491,961	3,491,961	$20,788		$—
SL Liquidity Series, LLC, Money Market Series(b)	120,250	—		(120,249	)(a)	(1)	—	—	—	185	(c)	—

						$(1)	$—	$3,491,961		$20,973		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
CAC 40 Index	6	10/21/22	$335	$32,457
Mini-TOPIX Index	23	12/08/22	292	10,826
S&P 500 E-Mini Index	3	12/16/22	540	79,236
STOXX Europe 600 Index	44	12/16/22	826	99,839

				$222,358

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	164,335	USD	159,810	NatWest Markets PLC	10/14/22	$1,402
USD	294,365	CAD	382,504	UBS AG	10/14/22	17,471
USD	278,133	CHF	264,375	HSBC Bank PLC	10/14/22	9,865
USD	412,204	DKK	3,016,921	NatWest Markets PLC	10/14/22	14,143
USD	1,326,022	EUR	1,305,109	Morgan Stanley & Co. International PLC	10/14/22	45,718
USD	658,073	JPY	93,542,791	HSBC Bank PLC	10/14/22	10,909
USD	166,939	SEK	1,747,278	HSBC Bank PLC	10/14/22	9,396

						$108,904

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Global Equity Absolute Return Fund

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(i)		Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Citibank N.A.	(a)	02/24/23–05/08/25	$(822,718)	$27,207	(b)	$(784,969)	13.7%
	Monthly	Goldman Sachs Bank USA	(c)	02/27/23–02/28/23	(1,191,262)	76,037	(d)	(1,110,810)	17.6
	Monthly	HSBC Bank PLC	(e)	02/10/23–02/13/23	(691,648)	46,648	(f)	(641,928)	10.3
	Monthly	Morgan Stanley & Co. International PLC	(g)	12/26/23–09/19/24	(767,317)	35,229	(h)	(727,572)	11.8

						$185,121		$(3,265,279)

(b)	Amount includes $(10,542) of net dividends and financing fees.
(d)	Amount includes $(4,415) of net dividends and financing fees.
(f)	Amount includes $(3,072) of net dividends and financing fees.
(h)	Amount includes $(4,516) of net dividends and financing fees.
(i)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

    The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(a)	(c)	(e)
Range:	15-300 basis points	15-55 basis points	15-30 basis points
Benchmarks:	Copenhagen Interbank Offer Rate:	Euro Short-Term Rate:	Euro Short-Term Rate:
	DKK 1 Week	EUR 1 Day	EUR 1 Day
	Euro Short-Term Rate:	Sterling Overnight Index Average:	Tokyo Overnight Average Rate:
	EUR 1 Day	GBP 1 Day	JPY 1 Day
	Sterling Overnight Index Average:	Tokyo Overnight Average Rate:	Overnight Bank Funding Rate:
	GBP 1 Day	JPY 1 Day	USD 1 Day
	Tokyo Overnight Average Rate:	Overnight Bank Funding Rate:
	JPY 1 Day	USD 1 Day
Overnight Stockholm Interbank Offer Rate:
SEK 1 Day
Overnight Bank Funding Rate:
USD 1 Day

(g)
Range:	5-898 basis points
Benchmarks:	Euro Short-Term Rate:
EUR 1 Day
Sterling Overnight Index Average:
GBP 1 Day
Hong Kong Overnight Index Average:
HKD 1 Day
Tokyo Overnight Average Rate:
JPY 1 Day
Overnight Bank Funding Rate:
USD 1 Day

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Global Equity Absolute Return Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates February 24, 2023 to May 08, 2025:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

France
Air Liquide SA	1,521	$173,849	(22.1)%

Total Reference Entity — Long		173,849

Reference Entity — Short

Common Stocks

Denmark
Novozymes A/S, B Shares	1,546	(77,690)	9.9

Japan
Seven Bank Ltd.	67,600	(121,113)	15.4

Netherlands
Randstad NV	1,672	(72,165)	9.2

Sweden
Volvo Car AB, Class B	12,123	(52,605)	6.7

United Kingdom
Bunzl PLC	5,352	(163,520)	20.8

United States
CarMax, Inc.	1,285	(84,836)	10.8
Coinbase Global, Inc., Class A	925	(59,653)	7.6
HP, Inc.	4,752	(118,420)	15.1
Interpublic Group of Cos., Inc.	2,705	(69,248)	8.8
Iron Mountain, Inc.	2,289	(100,647)	12.8
Spotify Technology SA	451	(38,921)	5.0

		(471,725)

Total Reference Entity — Short		(958,818)

Net Value of Reference Entity — Citibank N.A.		$(784,969)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination dates February 27, 2023 to February 28, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Spain
Cellnex Telecom SA	4,431	$136,681	(12.3)%

Total Reference Entity — Long		136,681

	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Canada
BCE, Inc.	2,026	$(84,950)	7.6%

France
ICADE	1,840	(68,498)	6.2

Italy
Prysmian SpA	2,353	(67,399)	6.1

Japan
Dentsu Group, Inc.	3,300	(93,811)	8.4

Netherlands
Basic-Fit NV	544	(16,335)	1.5

Spain
Inmobiliaria Colonial Socimi SA	14,455	(69,792)	6.3
Mapfre SA	47,771	(73,984)	6.7
Telefonica SA	39,717	(131,301)	11.8

		(275,077)

United Kingdom
British Land Co. PLC	17,034	(65,979)	5.9

United States
Affirm Holdings, Inc.	1,693	(31,761)	2.9
AT&T Inc.	6,879	(105,524)	9.5
Automatic Data Processing, Inc.	286	(64,690)	5.8
Brink’s Co.	1,082	(52,412)	4.7
Penske Automotive Group, Inc.	1,245	(122,545)	11.0
Progressive Corp.	1,161	(134,920)	12.2
Trupanion, Inc.	1,070	(63,590)	5.7

		(575,442)

Total Reference Entity — Short		(1,247,491)

Net Value of Reference Entity — Goldman Sachs Bank USA		$(1,110,810)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination dates February 10, 2023 to February 13, 2023:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Australia
Rio Tinto PLC	1,204	$65,143	(10.2)%

Hong Kong
Prudential PLC	3,019	29,549	(4.6)

Total Reference Entity — Long		94,692

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Global Equity Absolute Return Fund

	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Japan
Asics Corp.	3,600	$(57,334)	8.9%
Nintendo Co. Ltd.	2,000	(80,668)	12.6
Secom Co. Ltd.	2,200	(125,442)	19.6

		(263,444)

Netherlands
Basic-Fit NV	2,166	(65,040)	10.1

United States
Conagra Brands, Inc.	4,779	(155,939)	24.3
Janus Henderson Group PLC	2,248	(45,657)	7.1
Molson Coors Beverage Co., Class B	2,858	(137,155)	21.4
Robert Half International, Inc.	907	(69,385)	10.8

		(408,136)

Total Reference Entity — Short		(736,620)

Net Value of Reference Entity — HSBC Bank PLC		$(641,928)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination dates December 26, 2023 to September 19, 2024:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

United Kingdom
Standard Chartered PLC	18,685	$116,866	(16.1)%

Total Reference Entity — Long		116,866

	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

China
China Construction Bank Corp., Class H	106,000	$(61,183)	8.4%
China Merchants Bank Co. Ltd., Class H	13,000	(60,162)	8.3
Industrial & Commercial Bank of China Ltd., Class H	129,000	(60,515)	8.3

		(181,860)

Germany
Freenet AG	3,663	(69,419)	9.6

Japan
SoftBank Corp.	12,400	(123,826)	17.0

South Korea
LG H&H Co. Ltd.	227	(99,498)	13.7

United States
Booking Holdings, Inc.	62	(101,879)	14.0
Omnicom Group, Inc.	2,232	(140,817)	19.4
Rocket Cos., Inc., Class A	8,910	(56,311)	7.7
Williams-Sonoma, Inc.	601	(70,828)	9.7

		(369,835)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$(727,572)

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$185,121	$—

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Global Equity Absolute Return Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$222,358	$—	$—	$—	$222,358
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	108,904	—	—	108,904
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	—	—	185,121	—	—	—	185,121

	$—	$—	$407,479	$108,904	$—	$—	$516,383

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(34,573)	$—	$—	$—	$(34,573)
Forward foreign currency exchange contracts	—	—	—	303,779	—	—	303,779
Swaps	—	—	341,041	—	—	—	341,041

	$—	$—	$306,468	$303,779	$—	$—	$610,247

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$438,351	$—	$—	$—	$438,351
Forward foreign currency exchange contracts	—	—	—	113,821	—	—	113,821
Swaps	—	—	198,383	—	—	—	198,383

	$—	$—	$636,734	$113,821	$—	$—	$750,555

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$2,176,715
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$2,850,341
Average amounts sold — in USD	$79,905
Total return swaps
Average notional amount	$3,259,972

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Global Equity Absolute Return Fund

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$11,667	$3,665
Forward foreign currency exchange contracts	108,904	—
Swaps — OTC(a)	185,121	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$305,692	$3,665

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(11,667)	(3,665)

Total derivative assets and liabilities subject to an MNA	$294,025	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(a)

Citibank N.A.	$27,207	$—	$—	$—	$27,207
Goldman Sachs Bank USA	76,037	—	—	—	76,037
HSBC Bank PLC	76,818	—	—	—	76,818
Morgan Stanley & Co. International PLC	80,947	—	—	—	80,947
NatWest Markets PLC	15,545	—	—	—	15,545
UBS AG	17,471	—	—	—	17,471

	$294,025	$—	$—	$—	$294,025

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Canada	$252,634	$—	$—	$252,634
China	—	238,796	—	238,796
Denmark	127,010	325,320	—	452,330
France	—	133,508	—	133,508
Germany	—	260,205	—	260,205
Iceland	60,906	—	—	60,906
Italy	—	202,963	—	202,963
Japan	—	593,773	—	593,773
Netherlands	—	349,141	—	349,141
Spain	—	78,357	—	78,357
Sweden	—	142,325	—	142,325
Switzerland	—	266,541	—	266,541
United States	1,549,137	—	—	1,549,137
Short-Term Securities
Money Market Funds	3,491,961	—	—	3,491,961

	$5,481,648	$2,590,929	$—	$8,072,577

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) September 30, 2022	BlackRock Global Equity Absolute Return Fund

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts	$79,236	$328,243	$—	$407,479
Foreign Currency Exchange Contracts	—	108,904	—	108,904

	$79,236	$437,147	$—	$516,383

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

September 30, 2022

BlackRock Global Equity Absolute Return Fund

ASSETS
Investments, at value — unaffiliated(a)	$4,580,616
Investments, at value — affiliated(b)	3,491,961
Cash pledged for futures contracts	130,000
Foreign currency, at value(c)	15,328
Receivables:
Investments sold	118,658
Securities lending income — affiliated	155
Swaps	336,640
Dividends — unaffiliated	5,321
Dividends — affiliated	4,697
From the Manager	42,668
Variation margin on futures contracts	11,667
Unrealized appreciation on:
Forward foreign currency exchange contracts	108,904
OTC swaps	185,121
Prepaid expenses	15,389

Total assets	9,047,125

LIABILITIES
Payables:
Investments purchased	175,284
Swaps	147,082
Offering costs	45,534
Trustees’ and Officer’s fees	1,439
Other accrued expenses	13,364
Professional fees	34,161
Service and distribution fees	17
Variation margin on futures contracts	3,665

Total liabilities	420,546

NET ASSETS	$8,626,579

NET ASSETS CONSIST OF:
Paid-in capital	$10,195,387
Accumulated loss	(1,568,808)

NET ASSETS	$8,626,579

(a) Investments, at cost — unaffiliated	$6,114,578
(b) Investments, at cost — affiliated	$3,491,961
(c) Foreign currency, at cost	$15,322

F I N A N C I A L S T A T E M E N T S	15

Statement of Assets and Liabilities (unaudited) (continued)

September 30, 2022

BlackRock Global Equity
Absolute Return Fund

NET ASSET VALUE

Institutional
Net assets	$188,764

Shares outstanding	22,453

Net asset value	$8.41

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$85,035

Shares outstanding	10,127

Net asset value	$8.40

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$8,352,780

Shares outstanding	993,266

Net asset value	$8.41

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended September 30, 2022

BlackRock Global Equity
Absolute Return Fund

INVESTMENT INCOME
Dividends — unaffiliated	$33,463
Dividends — affiliated	20,788
Securities lending income — affiliated — net	185
Foreign taxes withheld	(4,702)

Total investment income	49,734

EXPENSES
Offering	82,725
Investment advisory	80,935
Professional	33,470
Printing and postage	28,732
Accounting services	18,535
Registration	7,212
Trustees and Officer	4,861
Administration	1,859
Custodian	1,472
Administration — class specific	875
Transfer agent — class specific	492
Service — class specific	109
Miscellaneous	4,342

Total expenses	265,619
Less:
Fees waived and/or reimbursed by the Manager	(181,020)
Administration fees waived by the Manager — class specific	(875)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(431)

Total expenses after fees waived and/or reimbursed	83,293

Net investment loss	(33,559)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(959,942)
Investments — affiliated	(1)
Futures contracts	(34,573)
Forward foreign currency exchange contracts	303,779
Foreign currency transactions	(6,985)
Swaps	341,041

(356,681)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,018,609)
Futures contracts	438,351
Forward foreign currency exchange contracts	113,821
Foreign currency translations	(2,599)
Swaps	198,383

(270,653)

Net realized and unrealized loss	(627,334)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(660,893)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	BlackRock Global Equity Absolute Return Fund

	Six Months Ended	Period from
	09/30/22	12/21/21(a)
	(unaudited)	to 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(33,559)	$(24,996)
Net realized loss	(356,681)	(43,421)
Net change in unrealized appreciation (depreciation)	(270,653)	(749,007)

Net decrease in net assets resulting from operations	(660,893)	(817,424)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(2,520)	—
Investor A	(1,073)	—
Class K	(111,961)	—

Decrease in net assets resulting from distributions to shareholders	(115,554)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	220,450	10,000,000

NET ASSETS
Total increase (decrease) in net assets	(555,997)	9,182,576
Beginning of period	9,182,576	—

End of period	$8,626,579	$9,182,576

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Equity Absolute Return Fund

	Institutional

	Six Months Ended 09/30/22 (unaudited)		Period from 12/21/21 to 03/31/22	(a)

Net asset value, beginning of period	$9.18		$10.00

Net investment loss(b)	(0.04)		(0.03)
Net realized and unrealized loss	(0.62)		(0.79)

Net decrease from investment operations	(0.66)		(0.82)

Distributions from net investment income(c)	(0.11)		—

Net asset value, end of period	$8.41		$9.18

Total Return(d)(e)
Based on net asset value	(7.15)%		(8.20)%

Ratios to Average Net Assets(f)(g)
Total expenses	5.38	%(h)	4.00	%(i)

Total expenses after fees waived and/or reimbursed	1.95%		1.95%

Net investment loss	(0.93)%		(1.01)%

Supplemental Data
Net assets, end of period (000)	$189		$92

Portfolio turnover rate	37%		29%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.33%.
(i)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.91%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Equity Absolute Return Fund (continued)

	Investor A

	Six Months Ended 09/30/22 (unaudited)		Period from 12/21/21 to 03/31/22	(a)

Net asset value, beginning of period	$9.18		$10.00

Net investment loss(b)	(0.05)		(0.03)
Net realized and unrealized loss	(0.62)		(0.79)

Net decrease from investment operations	(0.67)		(0.82)

Distributions from net investment income(c)	(0.11)		—

Net asset value, end of period	$8.40		$9.18

Total Return(d)(e)
Based on net asset value	(7.33)%		(8.20)%

Ratios to Average Net Assets(f)(g)
Total expenses	5.76	%(h)	4.25	%(i)

Total expenses after fees waived and/or reimbursed	2.20%		2.20%

Net investment loss	(1.06)%		(1.26)%

Supplemental Data
Net assets, end of period (000)	$85		$92

Portfolio turnover rate	37%		29%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.70%.
(i)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 7.16%.

See notes to financial statements.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Equity Absolute Return Fund (continued)

	Class K

	Six Months Ended 09/30/22 (unaudited)		Period from 12/21/21 to 03/31/22	(a)

Net asset value, beginning of period	$9.18		$10.00

Net investment loss(b)	(0.03)		(0.02)
Net realized and unrealized loss	(0.63)		(0.80)

Net decrease from investment operations	(0.66)		(0.82)

Distributions from net investment income(c)	(0.11)		—

Net asset value, end of period	$8.41		$9.18

Total Return(d)(e)
Based on net asset value	(7.15)%		(8.20)%

Ratios to Average Net Assets(f)(g)
Total expenses	5.12	%(h)	3.62	%(i)

Total expenses after fees waived and/or reimbursed	1.90%		1.90%

Net investment loss	(0.76)%		(0.96)%

Supplemental Data
Net assets, end of period (000)	$8,353		$8,999

Portfolio turnover rate	37%		29%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.06%.
(i)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.53%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Equity Absolute Return Fund (the “Fund”) is a series of the Trust. The Fund is classified as non-diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)

As of September 30, 2022, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (unaudited) (continued)

or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	1.85%
$1 billion - $3 billion	1.74
$3 billion - $5 billion	1.67
$5 billion - $10 billion	1.61
Greater than $10 billion	1.57

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended September 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A

Service and distribution — class specific	$109

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended September 30, 2022, the Fund paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Total

Administration — class specific	$16	$9	$850	$875

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Notes to Financial Statements (unaudited) (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2022, the Fund did not pay any amounts to affiliates in return for these services.

For the six months ended September 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total

Transfer agent — class specific	$161	$171	$160	$492

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended September 30, 2022, the amount waived was $1,028.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended September 30, 2022, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Class K

1.95%	2.20%	1.90%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended September 30, 2022, the Manager waived and/or reimbursed investment advisory fees of $179,992, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statement of Operations. For the six months ended September 30, 2022, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Class K	Total

Administration fees waived by the Manager — class specific	$16	$9	$850	$ 875
Transfer agent fees waived and/or reimbursed by the Manager — class specific	121	150	160	431

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 21, 2028, the repayment arrangement between the Fund and the Manager pursuant to which the Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of September 30, 2022, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring March 31,

Fund Level/Share Class	2024	2025

Fund Level	$103,101	$179,992
Institutional	92	137
Investor A	92	159
Class K	608	1,010

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (unaudited) (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended September 30, 2022, the Fund paid BIM $24 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended September 30, 2022, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended September 30, 2022, purchases and sales of investments, excluding short-term investments, were $2,070,337 and $2,763,417, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of March 31, 2022, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $361,726.

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Notes to Financial Statements (unaudited) (continued)

As of September 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$9,606,539

Gross unrealized appreciation	$604,695
Gross unrealized depreciation	(1,622,274)

Net unrealized appreciation (depreciation)	$(1,017,579)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended September 30, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (unaudited) (continued)

clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 09/30/22		Period from 12/21/21(a) to 03/31/22

Share Class	Shares	Amount	Shares	Amount

Institutional
Shares sold	12,155	$104,896	10,000	$100,000
Shares issued in reinvestment of distributions	298	2,520	—	—

	12,453	$107,416	10,000	$100,000

Investor A
Shares sold	—	$—	10,000	$100,000

Shares issued in reinvestment of distributions	127	1,073	—	—

	127	$1,073	10,000	$100,000

Class K
Shares sold	—	$—	980,000	$9,800,000

Shares issued in reinvestment of distributions	13,266	111,961	—	—

	13,266	$111,961	980,000	$9,800,000

	25,846	$220,450	1,000,000	$10,000,000

(a)	Commencement of operations.

As of September 30, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Share Class

Institutional	10,135
Investor A	10,127
Class K	993,266

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	31

Additional Information  (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent, Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

JPY	Japanese Yen

SEK	Swedish Krona

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

S&P	Standard & Poor’s

TOPIX	Tokyo Stock Price Index

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	33

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GEAR-9/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: November 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: November 22, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: November 22, 2022